SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                         DATE OF REPORT: APRIL 13, 2006
                        (Date of earliest event reported)

                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


          333-16031                                        86-0793960
          (Commission File No.)                      (I.R.S. Employer
                                                   Identification No.)

                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

       |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

       SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       (a) In connection with the closing of our acquisition of all of the outstanding capital stock of Network System Technologies, Inc., an Illinois corporation ("NST"), as discussed in Item 2.01 below, on April 13, 2006, we entered into several material agreements. The material agreements include a stock purchase agreement, a promissory note, two registration rights agreements, a lock-up agreement and a consulting and subcontractor agreement. The descriptions of such agreements contained in Item 2.01 below are incorporated herein by reference.

       (b) On April 13, 2006, NST executed a Joinder Agreement to the following financing agreements in connection with our existing revolving line of credit and term note facilities from Laurus Master Fund, Ltd. ("Laurus"): (i) a Securities Purchase Agreement, dated as of May 13, 2004, (ii) a Security
Agreement, dated as of February 6, 2006 and (iii) a Securities Purchase Agreement, dated as of March 31, 2006. Pursuant to the Joinder Agreement, NST was made a co-borrower thereunder, agreed to guarantee our obligations agreement thereunder and granted in favor of Laurus a security interest in all of its assets.

       The above descriptions of the material agreements is not a complete description of all of the terms of such material agreements and are qualified in their entirety by reference to the actual agreements, copies of which are included as exhibits to this Current Report on Form 8-K.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

       On April 13, 2006 (the "Closing Date"), we acquired all of the outstanding capital stock (the "NST Stock") of Network System Technologies, Inc., an Illinois corporation ("NST"). The acquisition was effected pursuant to a Stock Purchase Agreement, dated as of the Closing Date (the "Stock Purchase Agreement"), by and between our company and Joseph J. Graziano ("Graziano"), the sole stockholder of NST.

       The consideration paid for the NST Stock on the Closing Date was approximately $8.2 million, which consisted of $5.5 million in cash, the issuance of 1,034,483 shares of our common stock and the issuance of an unsecured promissory note in the amount of $1.5 million (the "Note"). In addition, the Stock Purchase Agreement contains an earn-out provision pursuant to which Transitional Management Consultants, Inc. ("TMC"), a newly-formed corporation owned by Graziano, may receive additional unregistered shares of our common stock based upon certain levels of EBITDA (as defined in the Stock Purchase Agreement) achieved by NST during the twenty-four month period ended March 31, 2008. The maximum number of shares issuable under the earn-out is 1,120,690 shares (subject to customary adjustments for stock splits, stock dividends and similar transactions) if NST's EBITDA is $4 million or greater during such period and provided certain other conditions are met. In addition, TMC's right to receive the earn-out described above is subject to the continued provision of consulting services by Graziano through TMC to us through March 31, 2008, with certain exceptions. If the services terminate prior to such date, TMC may under certain circumstances receive a pro rated portion of the earn-out amount.

The cash amounts paid on the Closing Date were provided pursuant to our existing line of credit and term note from Laurus Master Fund, Ltd., which was amended on the Closing Date to make NST a co-borrower thereunder.

       The Note accrues interest at an annual rate of one-half percent (1/2%). We are required to make eight equal payments of principal and interest in the amount of One Hundred Ninety Thousand One Hundred Ninety and 38/100 Dollars ($190,190.38), the first payment of which is due on July 15, 2006, and the seven remaining payments being due on the first day of September , December, March and June during the period beginning on September 1, 2006 and ending on March 1, 2008. The Note further provides that all unpaid principal and accrued interest shall become immediately due and payable upon the occurrence of an event of default (as defined in the Note). Such events of default include, among others, the occurrence either of the following events: (i) our failure to make payment when due, subject to a five (5) notice and cure period or (ii) our failure to observe, keep or comply with any provision or requirement contained in the Stock Purchase Agreement.

       Concurrently with the consummation of the acquisition, we granted registration rights to Graziano with respect to the shares of our common stock issued in the acquisition and we granted registration rights to TMC with respect to the shares issuable under the earn-out provision contained in the Stock Purchase Agreement. Pursuant to each registration rights agreement executed on the Closing Date, at any time after April 13, 2008, the holders of such rights shall have the right to cause us to register under the Securities Act of 1933, as amended, the shares of our common stock issued on the Closing Date and the shares of common stock issuable pursuant to the earn-out described above. The agreements also provide that, after April 13, 2008, the holders shall have `piggy-back' registration rights with respect to such shares.

       We also entered into a lock-up agreement with Graziano dated as of the Closing Date. Under such agreement, Graziano agreed not to sell or transfer the shares he received pursuant to the Stock Purchase Agreement until after April 13, 2008, with certain exceptions.

       In connection with the consummation of the acquisition, we entered into a consulting and subcontractor agreement (the "Consulting Agreement") dated as of the Closing Date with TMC that provides that TMC will provide consulting services to us relating to the business of NST and will receive a monthly fee of $24,251. The agreement has a two year term and provides that TMC may terminate the agreement for any reason upon thirty (30) days prior written notice and that we may terminate the agreement, for cause (as defined in the Consulting Agreement), at any time upon written notice to TMC. In addition, TMC has the right to earn an annual cash bonus based upon certain levels of EBITDA (as defined in the Consulting Agreement) achieved by NST during the twelve
(12) months ended March 31, 2007 and 2008. The maximum bonus amount is equal to $150,000 plus twenty-five percent (25%) of the amount by which EBITDA exceeds $2 million during the relevant annual period. TMC's right to receive the earn-out described above is subject to the continued provision of consulting services by TMC to us through end of each such period, with certain exceptions.

       Pagemill Partners LLC acted as our exclusive mergers and acquisitions advisor in the acquisition and in consideration of its services we paid Pagemill Partners LLC the sum of $475,000.

       The above description of the acquisition and the material agreements is not a complete description of all of the terms of the transaction or the material agreements and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

       The description of the Note and the earn-out provision in Item 2.01 hereof is incorporated herein by reference.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

       On April 13, 2006, in connection with the closing of the transactions discussed in Item 2.01 above, we issued to the sole stockholder of NST, or his designees, the Note and an aggregate of 1,034,483 shares of common stock. Such securities were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, on the basis that their issuance did not involve a public offering, no underwriting fees or sales commissions were paid by us in connection with such sale and the recipient of the securities represented to us that he was an "accredited investor," as defined in the Securities Act of 1933, as amended.

                            SECTION 7 - REGULATION FD

ITEM 7.01.   REGULATION FD DISCLOSURE

       On April 13, 2006, we issued a press release (the "Press Release") in connection with the transactions set forth in Item 2.01 above, a copy of which is attached hereto as Exhibit 99.1.

       The information contained in the accompanying Press Release is being furnished pursuant to "Item 7.01 Regulation FD." The information contained in the accompanying Press Release shall not be incorporated by reference into any filing of our company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in the Press Release attached hereto, shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Act.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Financial statements, if any, required by this item will be filed by within the time period prescribed by this item.

       (b)    PRO FORMA FINANCIAL INFORMATION.

              Pro forma financial information, if any, required by this item will be filed by within the time period prescribed by this item.

       (c)    EXHIBITS.

Number     Documents
------     ---------

2.1 Stock Purchase Agreement, dated as of April 13, 2006, by and between our company and Network System Technologies, Inc.

10.1 Promissory Note, dated April 13, 2006, by our company in favor of Joseph J. Graziano.

10.2 Registration Rights Agreement, dated as of April 13, 2006, by and between our company and Joseph J. Graziano.

10.3 Registration Rights Agreement, dated as of April 13, 2006, by and between our company and Transitional Management Consultants, Inc.

10.4       Consulting and Subcontractor Agreement,  dated  as of April 13, 2006,
           by and between our company, Network System  Technologies,   Inc.  and
           Transitional Management Consultants, Inc.

10.5 Lock-Up Agreement, dated as of April 13, 2006, by and between our company and Joseph J. Graziano.

10.6 Joinder Agreement, dated as of April 13, 2006, by Network System Technologies, Inc. in favor of Laurus Master Fund Ltd.

99.1 Press Release, dated April 17, 2006, announcing our acquisition of Network System Technologies, Inc.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INCENTRA SOLUTIONS, INC.


Date:  April 17, 2005                   By:      /s/ Thomas P. Sweeney III
                                             -----------------------------------
                                                 Thomas P. Sweeney III
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

Number     Documents
------     ---------

2.1 Stock Purchase Agreement, dated as of April 13, 2006, by and between our company and Network System Technologies, Inc.

10.1 Promissory Note, dated April 13, 2006, by our company in favor of Joseph J. Graziano.

10.2 Registration Rights Agreement, dated as of April 13, 2006, by and between our company and Joseph J. Graziano.

10.3 Registration Rights Agreement, dated as of April 13, 2006, by and between our company and Transitional Management Consultants, Inc.

10.4       Consulting and Subcontractor  Agreement,  dated as of April 13, 2006,
           by and between our company, Network System  Technologies,   Inc.  and
           Transitional Management Consultants, Inc.

10.5 Lock-Up Agreement, dated as of April 13, 2006, by and between our company and Joseph J. Graziano.

10.6 Joinder Agreement, dated as of April 13, 2006, by Network System Technologies, Inc. in favor of Laurus Master Fund Ltd.

99.1 Press Release, dated April 17, 2006, announcing our acquisition of Network System Technologies, Inc.